EXHIBIT 99.1

R.G. BARRY CORPORATION

NONDISCLOSURE AND STANDSTILL AGREEMENT

This Nondisclosure and Standstill Agreement (this “Agreement”) by and between R.G. Barry Corporation, an Ohio corporation (“Provider”), and Mill Road Capital Management LLC, a Delaware limited liability company (together with the affiliates of Mill Road Capital Management LLC, “Recipient”), is dated as of December 13, 2013 (the “Effective Date”). Provider and Recipient shall each be referred to herein individually, as a “Party” and collectively, as the “Parties.”

1. General. In connection with the consideration of a possible negotiated transaction (a “Possible Transaction”) between the Parties, Provider is prepared to make available to Recipient certain “Evaluation Material” (as defined in Section 2 below) in accordance with the provisions of this Agreement, and Recipient hereby agrees to take or abstain from taking certain other actions as hereinafter set forth.

2. Definitions.

(a) The term “affiliates” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

(b) The term “Beneficial Ownership” when used with reference to a security shall have the meaning ascribed to it under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except that for purposes of this definition, the term security shall include any option, warrant, or convertible security regardless of exercise or conversion date, and also include any stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the security or with a value derived in whole or in part from the value of the security, whether or not such instrument or right shall be subject to settlement in securities or otherwise and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of the security.

(c) The term “Evaluation Material” means information (whether oral, written or electronic) concerning Provider which is furnished on or after the Effective Date to Recipient or its Representatives (as defined below) by or on behalf of Provider in connection with Recipient’s evaluation of a Possible Transaction, including Provider’s business, financial condition, operations, assets and liabilities, and includes all notes, analyses, compilations, studies, interpretations or other documents prepared by Recipient or its Representatives which contain, in whole or in part, the information furnished by Provider hereunder. The term Evaluation Material does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Recipient or any of its Representatives in breach of this Agreement, (ii) was within Recipient’s possession prior to its being furnished to Recipient by or on behalf of the Provider, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information, (iii) is or becomes available to Recipient from a source other than Provider or its Representatives, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, Provider with respect to such information, or (iv) Recipient can document was independently developed by Recipient without reliance on or reference to the Evaluation Material.

(d) The term “Representatives” shall mean the directors, officers, employees, partners, attorneys, accountants, consultants, or potential financing sources of a Party who have a need to know Evaluation Material for purposes of evaluating a Possible Transaction.

(e) The term “Person” includes the media and any corporation, partnership, group, individual or other entity.

3. Use of Evaluation Material. Recipient shall, and shall direct its Representatives to, use the Evaluation Material solely for the purpose of evaluating a Possible Transaction, keep the Evaluation Material confidential, and, subject to Section 4, will not, and will direct its Representative not to, disclose any of the Evaluation Material in any manner whatsoever; provided, however, that any of such information may be disclosed to Recipient’s Representatives who need to know such information for the sole purpose of helping Recipient evaluate a Possible Transaction; provided, further, that Recipient will direct each of its Representatives to be bound by the terms of this agreement applicable to Representatives to the fullest extent as if they were Parties hereto. This Agreement does not grant Recipient or any of its Representatives any license to use the Provider’s Evaluation Material except as provided herein. In addition, all proprietary and intellectual property rights in and to the Evaluation Material shall remain the sole property of Provider, and nothing in this Agreement shall be construed in any way to grant to Recipient or its Representatives or any other Person any express or implied option, license or other right, title or interest in or to any Evaluation Material, or to any intellectual property rights embodied in such Evaluation Material. Recipient agrees to be responsible for any breach of this Agreement by any of Recipient’s Representatives; provided that Recipient will have no obligations or responsibilities under this Agreement with respect to the actions of any Representative who is party to a separate confidentiality agreement with Provider.

4. Legally Required Disclosure. In the event that Recipient or any of its Representatives is required by applicable law or regulation or is requested or required (by oral questions, interrogatories, other requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar legal process) to disclose any Evaluation Material. Recipient shall provide Provider with prompt written notice of such request or requirement, together with copies of the material proposed to be disclosed, to the extent practicable and permitted by law, in order to enable Provider (i) to seek an appropriate protective order or other remedy at its expense, (ii) to consult with Recipient with respect to Recipient’s taking steps to resist or narrow the scope of such request or legal process or (iii) to waive compliance, in whole or in part, with the terms of this Agreement. In the event that such protective order or other remedy is not timely sought or obtained, or Provider waives compliance, in whole or in part, with the terms of this Agreement, Recipient shall use commercially reasonable efforts to disclose only that portion of the Evaluation Material or any of the facts disclosure of which is prohibited under Section 4 which is legally required to be disclosed and to ensure, to the extent practicable, that all such Evaluation Material or facts that is so disclosed will be accorded confidential treatment. In the event that Recipient shall have complied with the provisions of this Section 4, such disclosure may be made by Recipient without any liability hereunder.

5. Return or Destruction of Evaluation Material. If either of the Parties decides that it does not wish to proceed with consideration of a Possible Transaction, it will promptly inform the other Party of that decision. In that case, or at any time upon the written request of Provider for any reason, Recipient will, and will direct its Representatives to, within ten business days after receipt of such notice or request, destroy or return, at Recipient’s option, all Evaluation Materials. Recipient shall provide to Provider a certificate of compliance with the previous sentence signed by an executive officer of Recipient if so requested by Provider. Notwithstanding the return or destruction of the Evaluation Material, Recipient and its Representatives will continue to be bound by Recipient’s obligations hereunder with respect to such Evaluation Material for the term hereof. Notwithstanding the foregoing, Recipient and its Representatives may maintain a copy of the Evaluation Material in its restricted access files for actual or anticipated litigation, regulatory compliance or corporate record keeping purposes.

6. No Solicitation/Employment. Without the prior written consent of Provider, which consent will not be unreasonably withheld except for legitimate business reasons, Recipient will not, within one year from the Effective Date, directly or indirectly solicit the employment or consulting services or employ or engage as a consultant any of the officers of Provider or any other employees of Provider with whom Recipient has substantive contact in connection with a Possible Transaction, so long as they are then employed by Provider and for three months after they cease to be employed by Provider. Recipient is not prohibited from soliciting by means of a general advertisement not directed at (i) any particular individual or (ii) the employees of Provider generally. Notwithstanding the foregoing, affiliates of Recipient who do not receive Evaluation Material shall not be subject to the restrictions of this Section 6.

7. Standstill. Recipient’s Beneficial Ownership of Provider’s capital stock as of the Effective Date is set forth on Schedule A attached hereto. Recipient agrees that, for a period of twelve (12) months after the Effective Date (the “Standstill Period”), unless specifically invited in writing by Provider, neither it nor any of its controlled or controlling affiliates, will in any manner, directly or indirectly, on or after the Effective Date:

(a) effect, seek, offer or publicly propose to effect, or cause or participate in:

(i) any acquisition of (y) any securities of Provider (or beneficial ownership thereof) that would result in Provider and its controlled or controlling affiliates holding in the aggregate 15% or more of the outstanding common shares of Provider or (z) all or substantially all of the assets of Provider or any of its subsidiaries,

(ii) any tender or exchange offer, merger or other business combination involving Provider or any of its subsidiaries,

(iii) any liquidation or dissolution with respect to Provider or any of its subsidiaries, or

(iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of Provider;

(b) make any public announcement with respect to, or submit an unsolicited proposal for or offer of (with or without condition), any extraordinary transaction involving Provider or its securities or assets; or

(c) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

Except as otherwise provided in Section 7(a) above, neither Recipient nor its affiliates shall be prohibited from:

(A) owning the shares of common stock of Provider that Recipient or its affiliates own on the date hereof or hereafter acquire without violation of Section 7(a)(i) of this Agreement and voting those shares as Recipient or its affiliates see fit on any matter; or

(B) engaging in discussions with other shareholders of Provider (so long as such discussions are in compliance with the terms and conditions hereof).

The foregoing notwithstanding, the restrictions of this section 7 shall cease and this section shall not be effective upon and after:

(1)	the failure by Provider, following the reasonable written request of Recipient, to provide to Recipient substantially all of the requested Evaluation Material during the 30-day period following such request (the “Disclosure Period”) and during the Cure Period (as defined below); provided that Recipient has requested such Evaluation Material in writing, such requested Evaluation Material is reasonably related to Recipient’s evaluation of a Possible Transaction and such requested Evaluation Material is in the possession or under the control of Provider; and provided further that Recipient may not avail itself of this paragraph (1) unless (x) Recipient has given Provider at least 10 days prior written notice of its intent to avail itself of this paragraph (1), which notice shall specify in reasonable detail the requested Evaluation Material which it has not received during the Disclosure Period (the “Supplemental Evaluation Material”) and shall state that Recipient intends to avail itself of this paragraph (1) if it is not provided the Supplemental Evaluation Material within such 10-day period (the “Cure Period”); and (y) Provider fails to provide to Recipient such Supplemental Evaluation Material within the Cure Period;

(2)	the public announcement by Provider that its Board has approved, or that Provider has entered into, a definitive agreement providing for a business combination or sale transaction involving more than 50% of the voting securities of Provider or all or substantially all of the assets of Provider;

(3)	any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than Recipient and its affiliates in violation of this Agreement, shall have acquired directly or indirectly more than 50% of the outstanding voting securities of Provider or all or substantially all of the assets of Provider; or

(4)	the public announcement by any Person or “group” other than Recipient or an affiliate of Recipient of its commencement or intention to commence (i) a tender offer for shares of Provider or (ii) a proxy contest with respect to Provider.

Nothing contained in this Section 7 is intended to restrict the ability of Recipient to discuss or pursue a Possible Transaction with Provider, including seeking financing for a Possible Transaction.

8. Contact. Recipient agrees that with respect to a Possible Transaction, unless otherwise directed by Provider in writing (i) all communications with Provider regarding a Possible Transaction, (ii) requests for additional information, facility tours, or management meetings, and (iii) discussions or questions regarding procedures with respect to a Possible Transaction, will be submitted or directed by Recipient or its Representatives to Provider’s chief executive officer and any other person designated by the Board of Directors as its representative or to Provider’s advisors. The foregoing shall not prevent Recipient, in its capacity as stockholder of Provider, from contacting Provider’s chief executive officer or chief financial officer regarding Provider’s general performance or other matters routinely discussed in the past.

9. Maintaining Privileges. If any Evaluation Material includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, Recipient and Provider acknowledge and agree that the Parties have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Evaluation Material that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

10. Securities Laws. Recipient acknowledges that (a) the Evaluation Material may include material nonpublic information (within the meaning of applicable U.S. securities laws) with respect to Provider and (b) such securities laws may prohibit any person who is in possession of material nonpublic information with respect to Provider from purchasing or selling securities of Provider or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

11. Not a Transaction Agreement. Recipient understands and agrees that no contract or agreement providing for a Possible Transaction exists between the Parties unless and until a final definitive agreement for a Possible Transaction has been executed and delivered, and Recipient hereby waives, in advance, any claims (including, without limitation, breach of contract) relating to the existence of a Possible Transaction unless and until the Parties shall have entered into a final definitive agreement for a Possible Transaction. Recipient also agrees that, unless and until a final definitive agreement regarding a Possible Transaction has been executed and delivered, neither of the Parties will be under any legal obligation of any kind whatsoever with respect to such Possible Transaction by virtue of this Agreement except for the matters specifically agreed to herein. None of the Parties are under any obligation to accept any proposal regarding a Possible Transaction and the Parties may terminate discussions and negotiations at any time.

12. No Representations or Warranties; No Obligation to Disclose. Recipient understands and acknowledges that neither Provider nor its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Evaluation Material furnished by or on behalf of Provider and shall have no liability to Recipient, its Representatives or any other Person relating to or resulting from the use of the Evaluation Material furnished to Recipient or its respective Representatives or any errors therein or omissions therefrom. As to the information delivered to Recipient, Provider will only be liable for those representations or warranties which are made in a final definitive agreement regarding a Possible Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. Nothing in this Agreement shall be construed as obligating Provider to provide, or to continue to provide, any information to any Person.

13. Modifications and Waiver. No provision of this Agreement can be waived or amended in favor of one of the Parties hereto except by written consent of the other Party, which consent shall specifically refer to such provision and explicitly make such waiver or amendment. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

14. Remedies. Recipient understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Recipient or any of its Representatives and that Provider shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any such breach or threat thereof. Such remedies shall not be deemed to be the exclusive remedies for Provider for a breach by Recipient or its Representatives of this Agreement, but shall be in addition to all other remedies available at law or equity to Provider.

15. Legal Fees. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that a Party or its Representatives has breached this Agreement, then that Party shall be liable and pay the reasonable legal fees and costs incurred by the other Party in connection with such litigation, including any appeal therefrom, as a court of competent jurisdiction may deem appropriate under the circumstances.

16. Governing Law. This Agreement is for the benefit of each of the Parties and shall be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such state.

17. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce them in their modified form for all purposes of this Agreement.

18. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either of the Parties by virtue of the authorship at any of the provisions of this Agreement.

19. Term. This Agreement, and all obligations and other provisions hereunder, shall terminate two years after the Effective Date.

20. Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements, understandings, arrangements and discussions between the Parties regarding such subject matter.

21. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which together shall be deemed to constitute a single instrument.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned entities has caused this Agreement to be signed by its duly authorized representative as of the date written below.

R. G. BARRY CORPORATION

ADDRESS FOR NOTICE:
13405 Yarmouth Rd N.W.
Pickerington, OH 43147
Attention: Greg Tunney

By:	/s/ Greg Tunney
Greg Tunney, President and CEO

Date: 12/13/2013

MILL ROAD CAPITAL MANAGEMENT LLC

ADDRESS FOR NOTICE:
382 Greenwich Avenue, Suite One
Greenwich, CT 06830
Attention: Scott P. Scharfman

By:	/s/ Scott P. Scharfman
Name:	Scott P. Scharfman
Title:	Management Committee Director

Date: 12/13/2013

Schedule A

BENEFICIAL OWNERSHIP

Common Stock	1,093,189 shares